UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2010

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement

Adolor Corporation (the “Company”) and Pfizer Inc have determined to discontinue further development of the Company’s delta opioid receptor agonist compounds, ADL5859 and ADL5747.  The parties had been developing such compounds under a License and Collaboration Agreement (the “Agreement”), dated as of December 4, 2007, however clinical evaluation in multiple indications, including in a recently concluded study in post-herpetic neuralgia patients, has not yielded compelling evidence for either party to continue the development program.  Pfizer has delivered to the Company a notice of termination of the Agreement, which will be effective as of March 2011.

Item 8.01               Other Events

The information contained in Item 1.02 above is incorporated by reference to this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

	By	/s/ John M. Limongelli
	Name:	John M. Limongelli
	Title:	Sr. Vice President, General Counsel and Secretary

Dated: December 21, 2010